Exhibit 10.14

SECOND AMENDMENT TO LEASE

This SECOND AMENDMENT TO LEASE (“Second Amendment”) is made and entered into this 25th day of April 2006, by and between Mission West Charleston, LLC, a single member LLC owned by Mission West Properties, L.P., a Delaware limited partnership (“Lessor”), and NetLogic Microsystems, Inc., a Delaware corporation (“Lessee”).

RECITALS

A. Lessor and Lessee have made and entered into that certain lease agreement dated May 3, 2004 as amended by that certain First Amendment dated December 9, 2004 (the “Lease”), respecting the real property located at 1875 Charleston Rd., Mountain View, California, 94043, and as more particularly described in the Lease (the “Leased Premises”); and

B. Landlord and Lessee desire to enter into this Second Amendment to the Lease to amend the square footage being rented, the base rent, the lease expiration date and identify that certain improvements have been made to the Leased Premises.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and conditions hereinafter set forth, Lessor and Lessee agree to amend the Lease as follows:

1. Rent. The monthly rent installment table of the Lease is replaced with the following as of April 1, 2006:

	Base Rent	Estimated CAC**	Total Rent
Apr 1, 2006-Jun 1, 2006	$68,501	$8,887	$77,388
Jul 1, 2006-Jun 1, 2007	$70,128	$8,887	$79,015
Jul 1, 2007-Jun 1, 2008	$71,804	$8,887	$80,691
Jul 1, 2008-Jun 1, 2009	$73,530	$8,887	$82,417
Jul 1, 2009-Jun 1, 2010	$75,308	$8,887	$84,195
Jul 1, 2010-Jun 1, 2011	$77,140	$8,887	$86,027

2. Lessee Improvements. Lessor and Lessee agree that the Lessee Improvements required for Phase II have been completed as of the date of this Second Amendment.

3. Premises: Lessee is now occupying 100% of the Premises and is entitled to 100% of the parking and the total square footage under the lease is 42,126 sq. ft.

4. Lease Term: Lease expires on June 30, 2011.

5. Miscellaneous. Except as hereby modified and amended, all other terms, provisions, covenants and conditions of the Lease shall remain unmodified and in full force and effect. All capitalized terms not set forth herein shall have the meaning set forth in the Lease.

Accepted and Agreed to:

Lessor		Lessee

Print Name:	Carl E. Berg	Print Name:	Donald Witmer

Signature:	/s/ Carl E. Berg	Signature:	/s/ Donald Witmer

Title:	Member & CEO	Title:	Chief Financial Officer